                                                                    Exhibit 10.9


                                Two Oliver Street
                           Boston, Massachusetts 02109
                                (the "Building")

                                 THIRD AMENDMENT
                                October 15, 1996

ORIGINAL LEASE DATA

LANDLORD:                    Beacon Properties, L.P., successor in interest to
                             MLH Income Realty Partnership V

TENANT:                      Advanced Manufacturing Research, Inc.

EXISTING PREMISES:           Area on the fifth (5th) floor of the Building,
                             substantially as shown on Exhibit H to the Lease dated August 12, 1992, on First Amendment,
                             Exhibit A, dated December 31, 1994, and on Second
                             Amendment, Exhibit A, dated January 23, 1996

LEASE EXECUTION DATE:        August 12, 1992

TERMINATION DATE:            February 28, 2001

PREVIOUS LEASE AMENDMENTS:   First Amendment dated December 31, 1994
                             Second Amendment dated January 23, 1996

THIRD AMENDMENT
ADDITIONAL PREMISES:         An area on the sixth (6th) floor of the Building
                             consisting of 6,327 rentable square feet, substantially as shown on Third Amendment, Exhibit A, dated October 15, 1996, a copy of which is attached hereto and incorporated by reference herein

     WHEREAS, Tenant desires to (i) extend the term of the lease for an additional period; and (ii) lease additional premises located in the Building, to wit, the Third Amendment Additional Premises;

     WHEREAS, Landlord is willing to (i) extend the terms of the lease; and (ii) lease the Third Amendment Additional Premises to Tenant upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, the parties hereby agree that the above-referenced lease, as previously amended (the "Lease"), is hereby further amended as follows (capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease):

     1. EXTENSION OF TERM OF LEASE

     The Term of the Lease is hereby extended for an additional period commencing as of March 1, 2002, and expiring as of the last day of the month in which the day immediately preceding the fifth (5th) anniversary of the Commencement Date in respect of the Third Amendment Additional Premises, as hereinafter defined, shall occur. Said additional term shall be upon the terms set forth on Revised Schedule B-5, Third Amendment, Sheets 1, 2, 3 and 4, dated October 15, 1996, a copy of which is attached hereto and incorporated by reference herein, and upon all of the other terms and conditions of the Lease in effect immediately preceding the commencement of such additional term, except as set forth herein.

     2. DEMISE OF THE THIRD AMENDMENT ADDITIONAL PREMISES

     Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Third Amendment Additional Premises for a term commencing as of the Commencement Date in respect of the Third Amendment Additional Premises and expiring as of the expiration date set forth in the first sentence of Paragraph 1 above. Said demise of the Third Amendment Additional Premises shall be upon the terms set forth on the attached Revised Schedule B-5, Third Amendment, Sheets 1, 2, 3 and 4, dated October 15, 1996, and upon all of the other terms and conditions of the Lease except as follows:

     A. The Commencement Date in respect of the Third Amendment Additional Premises means December 1, 1996, unless Landlord's Work in respect of the Third Amendment Additional Premises, as defined in Paragraph 3 hereof, is delayed. In such event, the Commencement Date in respect of the Third Amendment Additional Premises shall be delayed to a later date in accordance with Article 3.03 of the Lease; provided, however, that the provisions of Article 3.03 of the Lease which give Tenant the right to occupy premises prior to carpet installation shall not apply to (Landlord's Work in respect of) the Third Amendment Additional Premises.

     B. Commencing as of the Commencement Date in respect of the Third Amendment Additional Premises, Tenant shall pay Occupancy Costs in respect of the Third Amendment Additional Premises on a monthly estimated basis based upon the most recent Tax Costs and other Operating Costs available to Landlord.

     C. In the event that any of the provisions of the Lease are inconsistent with this Amendment or the state of facts contemplated hereby, the provisions of this Amendment shall control.

     3. CONDITION OF THIRD AMENDMENT ADDITIONAL PREMISES

     A. Landlord shall construct the Third Amendment Additional Premises substantially in accordance with construction drawings ("Construction Drawings") to be prepared by or on behalf of Landlord based upon Space Plan SK-1 dated July 2, 1996 prepared by Beacon Design Corporation ("Landlord's Work in respect of the Third Amendment Additional Premises"). Exhibit E of the Lease, Paragraph 4 of the First Amendment to Lease, and Paragraph 4 of the Second Amendment shall have no applicability to the Third Amendment Additional Premises.

     B. Tenant shall have the right to approve the Construction Drawings, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant shall approve the Construction Drawings if they are consistent with Space Plan SK-1 referred to above. If Tenant fails to respond to Landlord's request for approval of any Construction Drawings within five (5) days of Tenant's receipt thereof, Tenant's approval shall be deemed to have been given. Without limiting the foregoing, Tenant shall promptly respond to any request made from time to time by Landlord or Landlord's architect or other representative for approvals, authorizations to proceed or any other information in connection with Landlord's Work in respect of the Third Amendment Additional Premises. Time is of the essence of this Paragraph 3B.

     C. If Landlord requires a Building permit in order to perform Landlord's Work in respect of the Third Amendment Additional Premises, Tenant shall, promptly upon request by Landlord, execute and deliver to the City of Boston any affidavits and documentation required to obtain the Building permit allowing Landlord to perform Landlord's Work in respect of the Third Amendment Additional Premises on a timely basis.

     D. If Landlord's Work in respect of the Third Amendment Additional Premises shall not have been substantially completed by February 28, 1997 due to Landlord's fault or neglect, Tenant shall have the right, by written notice to Landlord, to cancel this Third Amendment. If Tenant shall exercise such right, this Third Amendment shall be cancelled and of no further force or effect as of the date which is thirty (30) days after Landlord's receipt of such cancellation notice from Tenant, unless Landlord's Work in respect of the Third Amendment Additional Premises shall have been substantially completed within such thirty
(30) day period. If Landlord's Work in respect of the Third Amendment Additional Premises shall have been substantially completed within such thirty (30) day period, Tenant's cancellation notice shall be deemed void and of no further force or effect.

     4. CONSTRUCTION RENT IN RESPECT OF THIRD AMENDMENT ADDITIONAL PREMISES

     Landlord and Tenant hereby agree that Tenant, in addition to its obligation to pay Annual Rent and other charges provided in the Lease, shall reimburse Landlord an amount equal to the Construction Principal (as hereinafter defined) as follows. Tenant shall, commencing as of the Commencement Date in respect of the Third Amendment Additional Premises, pay to Landlord, as additional rent, at the times and in the manner provided for the payment of Annual Rent, a monthly amount ("Construction Rent") determined by Landlord based upon the amortization of the Construction Principal on a direct reduction basis over the Term of the Lease in respect of Third Amendment Additional Premises at an interest rate of 12% per annum. For purposes hereof, the term "Construction Principal" shall be an amount equal to the excess of (i) the costs and expenses incurred by Landlord in preparing the Third Amendment Additional Premises for Tenant's occupancy (including, without limitation, all so-called hard and soft costs, including the cost to construct the internal stairwell (to be) shown on the Construction Drawings and all amounts on account of architectural and engineering services), over (ii) $138,100.00 (which is comprised of $132,300.00 in so-called hard costs, $5,000.00 in design fees with respect to such internal stairwell, and $800.00 in structural engineering fees with respect to such internal stairwell). Landlord shall make the calculation of Construction Rent as soon as the Construction Principal is actually determined, and Landlord shall advise Tenant thereof. If the amount of Construction Rent is not known as of the Commencement Date in respect of the Third Amendment Additional Premises, Tenant shall pay to Landlord, with the first payment of

Construction Rent, the aggregate amount of Construction Rent which shall have accrued from the Commencement Date in respect of the Third Amendment Additional Premises through the first such payment. The parties shall confirm in writing the amount of Construction Rent as soon as it is known; provided, however, that the failure to confirm the same in writing shall not relieve Tenant of its obligation to pay Construction Rent pursuant to the provisions thereof.

     Whereas the payment of Construction Rent by Tenant represents a reimbursement to Landlord of costs and expenses which Landlord will incur in connection with the preparation of the Third Amendment Additional Premises for Tenant's occupancy, in the event that there is any default in any of Tenant's obligations under the Lease (including, without limitation, its obligation to pay said Construction Rent) or in the event that the Term of the Lease is terminated prior to the expiration date thereof, the entire unpaid amount of Construction Principal shall become immediately due and payable upon demand by Landlord. Landlord's right to demand said entire unpaid amount of Construction Principal shall be in addition to all other rights and remedies which Landlord shall have by reason of any default of Tenant under the Lease, and Tenant shall not be entitled to any credit or reduction in said Construction Principal based upon amounts collected by Landlord from reletting of any premises after default of Tenant. Notwithstanding anything to the contrary herein or in the Lease contained, in no event and under no circumstances shall there be any abatement of Construction Rent, or any portion thereof, under the Lease, as hereby amended.

     5. REVISED SCHEDULE B-5, THIRD AMENDMENT

     Effective as of the Commencement Date in respect of the Third Amendment Additional Premises, Revised Schedule B-5, Second Amendment, Sheets 1, 2, 3 and 4, dated January 23, 1996 (attached to the Second Amendment) shall be of no further force or effect and Revised Schedule B-5, Third Amendment, Sheets 1, 2, 3 and 4, dated October 15, 1996, a copy of which is attached hereto and made a part hereof, shall become operative.

     6. SECURITY DEPOSIT

     The parties hereby acknowledge that, pursuant to Section 20.10 of the original Lease, Paragraph 7 of the First Amendment and Paragraph 6 of the Second Amendment, Landlord is holding a security deposit of Thirteen Thousand Six Hundred Two and 41/100 ($13,602.41) Dollars ("Security Deposit") securing Tenant's obligations under the Lease. The parties hereby further acknowledge that Tenant shall, at the time that Tenant executes and delivers this Third Amendment to Landlord, pay to Landlord an additional security deposit of Eleven Thousand Three Hundred Thirty-Five and 88/100 ($11,335.88) Dollars ("Additional Security Deposit"). The Additional Security Deposit shall be held by Landlord subject to the same terms and conditions as are applicable to the Security Deposit as set forth in Section 20.10 of the Lease.

     7. BROKER

     Tenant warrants and represents that it has dealt with no broker or agent in connection with this Third Amendment other than Beacon Management Company ("BMC"). Tenant shall indemnify and hold Landlord harmless of and from all claims that may be made against Landlord for brokerage or other compensation in the nature of brokerage with respect to this Third

Amendment by any person (other than BMC) claiming to have dealt with Tenant in connection with this Third Amendment.

     As herein amended, the Lease is ratified, approved and confirmed in all respects.

     WHEREFORE, the parties have hereunto set their hands and seals as of the date first above written.

LANDLORD:                                 TENANT:
BEACON PROPERTIES, L.P.                   ADVANCED MANUFACTURING RESEARCH INC.

By: Beacon Properties Corporation
         General Partner


    By: /s/ Douglas S. Mitchell           By: /s/ Anthony J. Friscia, President
       --------------------------------      ----------------------------------
       Douglas S. Mitchell,                     (Name)                 (Title)
       Senior Vice President                 Hereunto Duly Authorized

       Date Signed: 11/5/96                  Date Signed: 11/14/96
                   --------------------                  ----------------------

                 REVISED SCHEDULE B-5, THIRD AMENDMENT, SHEET 1
                                Two Oliver Street
                           Boston, Massachusetts 02109
                                (the "Building")


Execution Date:   October 15, 1996
                ----------------------------------------------------------------

Tenant:           Advanced Manufacturing Research, Inc.
                ----------------------------------------------------------------
                                     (name)

                  a Delaware corporation
                ----------------------------------------------------------------
                    (a description of business organization)

                  Two Oliver Street, Boston, Massachusetts 02109
                ----------------------------------------------------------------
                         (principal place of business - mailing address)

Landlord:       Beacon Properties, L.P., a Delaware limited partnership (the sole general partner of which is Beacon Properties Corporation, a Maryland corporation). Mailing Address: 50 Rowes Wharf,
                Boston, Massachusetts 02110, Attention: General Partner.

Building:       The Building in the City of Boston known as and numbered Two
                Oliver Street

Art. 1.01(n)    Existing
                Premises:  Areas on the fifth (5th) floor of the building, substantially as shown on Exhibit H to the lease dated August 12, 1992, on First Amendment Exhibit A, dated December 31, 1994 and on Second Amendment, Exhibit A, dated January 23, 1996

Art. 1.01(n)    Third Amendment
                Additional Premises:  An area an the sixth (6th) Floor of the
                                      Building, consisting of 6,327 rentable
                                      square feet, substantially as shown on
                                      Third Amendment, Exhibit A dated October
                                      15, 1996, a copy of which is attached
                                      hereto and incorporated by reference
                                      herein

Art. 1.01(n)    Area in respect of:

                Existing Premises:    9,828 rentable square feet

                Third Amendment
                Additional Premises:  6,327 rentable square feet
                Total:                16,155 rentable square feet

Art. 1.01(c)    Commencement Date
                in respect of initial portion
                of Existing Premises:           September 1, 1992

                 REVISED SCHEDULE B-5, THIRD AMENDMENT, SHEET 2
                                Two Oliver Street
                           Boston, Massachusetts 02109
                                (the "Building")


Tenant:                     ADVANCED MANUFACTURING RESEARCH, INC.

Execution Date:             OCTOBER 15, 1996

Art. 1.01(c)                Commencement Date in respect
                            of Third Amendment Additional
                            Premises:

                            December 1, 1996 (subject to the provisions of Paragraph 2A of the Third Amendment)

                            Termination Date in respect of
                            all Premises:  See Paragraph 2 of the Third
                            Amendment

Art. 4.01                   Annual Rent in respect of Existing Premises and
                            Third Amendment Additional Premises

                            EXISTING PREMISES:

                            TIME PERIOD:                          ANNUAL RENT              MONTHLY PAYMENT
                            ------------                          -----------              ---------------


                            Through February 28, 1997:            $166,716.00                $13,893.00

                            March 1, 1997-
                            February 28, 1998:                    $174,439.92                $14,536.66

                            March 1, 1998-
                            February 28,2000                      $197,611.92                $16,467.66

                            February 29, 2000-
                            Termination Date                      $201,474.00                $16,789.50

                            Third Amendment
                            Additional Premises:

                            Annual Rent  $136,030.56              Monthly Payment:           $11,335.88

Art. 5.01                   Use of Premises:                      General Office Uses

Art. 6.02(B)(i)             Electric current will be furnished by Landlord to
                            Tenant, at Tenant's cost

                 REVISED SCHEDULE B-5, THIRD AMENDMENT, SHEET 3
                               Two Oliver Street
                          Boston, Massachusetts 02109
                                (the "Building")



Tenant:            Advanced Manufacturing Research, Inc.
                   -------------------------------------

Execution Date:    October 15, 1996
                   ----------------

Schedule of Rent   Operating and Tax Escalation:
Escalators:

                   Original and First Amendment Premises (7,724 rentable
                   -----------------------------------------------------
                   square feet):
                   -------------

                   Tax Cost Base: Actual Taxes for Fiscal Year 1995 (i.e.
                                  ---------------------------------------
                                  July 1, 1994) -- June 30, 1995
                                  ------------------------------

                   All Other Occupancy Costs Base: Actual amount of Operating
                                                   --------------------------
                                                   Cost for Calendar Year 1995
                                                   ---------------------------

                   Tenant's Agreed Percentage in respect of Original and First Amendment Premises: 3.64%
                                       -----

                   Second Amendment Additional Premises (2.104 rentable square
                   -----------------------------------------------------------
                   feet)
                   -----

                   Tax Cost Base: Actual Taxes for Fiscal Year 1996 (i.e.,
                                  ----------------------------------------
                                  July 1, 1995-June 30, 1996)
                                  ---------------------------

                   All Other Occupancy Costs Base: Actual amount of Operating
                                                   --------------------------
                                                   Costs for Calendar Year 1995
                                                   ----------------------------

                   Tenant's Agreed Percentage in respect of Second Amendment Additional Premises: .99%.
                                        -----

                   Third Amendment Additional Premises (6,327 rentable square
                   ----------------------------------------------------------
                   feet)
                   -----

                   Tax Cost Base: Actual Taxes for Fiscal Year 1996 (i.e.,
                                  ----------------------------------------
                                  July 1, 1995-June 30, 1996)
                                  ---------------------------

                   All Other Occupancy Costs Base: Actual amount of Operating
                                                   ---------------------------
                                                   Costs for Calendar Year 1996
                                                   ----------------------------

                   Tenant's Agreed Percentage in respect of Second Amendment Additional Premises: 2.98%.
                                        ------

                 REVISED SCHEDULE B-5, THIRD AMENDMENT, SHEET 4
                               Two Oliver Street
                          Boston, Massachusetts 02109
                                (the "Building")


Tenant:                     Advanced Manufacturing Research, Inc.
                            -------------------------------------

Execution Date:             October 15, 1996
                            ----------------

Art. 20.12                  Broker:        Beacon Management Company
                                           -------------------------

                            Exhibit Dates: Exhibit H, dated August 12, 1992,
                                           First Amendment Exhibit A, dated
                                           December 31, 1994, Second Amendment,
                                           Exhibit A, dated January 23, 1996,
                                           Third Amendment, Exhibit A, dated
                                           October 15, 1996



LANDLORD:                                  TENANT:
BEACON PROPERTIES, L.P.                    ADVANCED MANUFACTURING RESEARCH INC.

By: Beacon Properties Corporation
    General Partner


    By: /s/ Douglas S. Mitchell            By: /s/ Anthony J. Friscia, President
            ------------------------          ----------------------------------
              Douglas S. Mitchell,                 (Name)               (Title)
              Senior Vice President           Hereunto Duly Authorized


    Date Signed:  11/5/96                  Date Signed: 11/14/96

                           EXHIBIT A, THIRD AMENDMENT
                             DATE: October 15, 1996

                 [FLOOR PLAN - SIXTH FLOOR OF TWO OLIVER STREET]